Receivables due from other financial institutions	12 Months Ended
Sep. 30, 2018
Receivables due from other financial institutions
Receivables due from other financial institutions

Note 10. Receivables due from other financial institutions

Accounting policy

Receivables due from other financial institutions are recognised initially at fair value and subsequently at amortised cost using the effective interest rate method.

	Consolidated		Parent Entity
$m	2018	2017	2018	2017
Conduit assets1	-	392	-	-
Cash collateral	4,332	4,834	4,267	4,462
Interbank lending	1,458	1,902	1,444	1,895

Total receivables due from other financial institutions	5,790	7,128	5,711	6,357

1Further information on conduit assets is disclosed in Note 25. Conduit assets are only available to meet associated conduit liabilities disclosed in Note 19.